Exhibit 99.1

Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney, NSW, 2000 Australia Phone: +61 2 9322 7000 www.deloitte.com.au

The Directors

RESIMAC Limited

Level 9, 45 Clarence Street

SYDNEY NSW 2000

23 February 2021

Dear Directors,

Report of Factual Findings

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and National Australia Bank Limited, nabSecurities, LLC, Citigroup Global Markets Australia Pty Limited, Deutsche Bank AG, Sydney Branch, and MUFG Securities Americas Inc. (together, “the Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters, the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) pertaining to RESIMAC Triomphe Trust in respect of RESIMAC Premier Series 2021-1 (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated on or about 23 February 2021 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited (“DTTL”), its global network of member firms, and their related entities (collectively, the “Deloitte organisation”). DTTL (also referred to as “Deloitte Global”) and each of its member firms and related entities are legally separate and independent entities, which cannot obligate or bind each other in respect of third parties. DTTL and each DTTL member firm and related entity is liable only for its own acts and omissions, and not those of each other. DTTL does not provide services to clients. Please see www.deloitte.com/about to learn more.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Asia Pacific Limited and the Deloitte organisation.

© 2021 Deloitte Touche Tohmatsu

Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix A of this report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows: “RESIMAC Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Resimac Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Except to the extent provided in any reliance letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister
Partner
Chartered Accountants
Sydney, 23 February 2021

Appendix A – Factual Findings

The procedures we performed were divided into four parts, A to D.

For parts A to D, we have performed certain procedures in respect of a sample of the loans selected from an electronic data files provided by you, being the pool cut dated 13 January 2021 and provided by the Issuer on 8 February 2021 (“the Pool”).

The procedures have been performed using scanned versions, photocopies or facsimiles of the relevant documents. We have not attempted to verify the authenticity of these documents.

At your request, the sample size has been determined to be 153 loans.

Part A – Loan testing

For each loan file in the sample listed in Appendix B we agreed the following electronic data fields in the Pool to the documentation described below in the loan files:

Procedure Performed	Factual Finding
A1. Loan purpose, as per the “LOAN PURPOSE” field, to the loan application or confirmation of approval;	No exceptions noted

A2. Settlement date, as per the “SETLEMENT DATE” field, to the date of the compliance certificate;	No exceptions noted

A3. Original loan amount, as per the “LOAN AMOUNT” field, to the loan agreement and any loan variation agreements.

A differences threshold of <$1,000 determined by the Issuer is allowable as a non-exception between the Pool and loan variation agreements as the amount noted therein is an estimate at the date of issuance.

One (1) exception noted:

	Loan	As per Pool	As per loan
	ID		agreement
	8117-	$647,800	$572,000
288

A4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation.	One (1) exception noted:

	Loan	As per Pool	As per
	ID		letter of
variation
	3013-	18/12/2017	14/11/2024
78074
A5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement.	No exceptions noted

A6. Postcode of each of the security properties, as per the “1ST SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports.	No exceptions noted

A7. Valuation of each of the security properties, as per the “1ST SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH

  SECURITY VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports.

No exceptions noted

A8. Security type of each security property as per the “1ST SECURITY TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following classifications:		Two (2) exceptions noted:

		Loan	As per Pool	As per
		ID		valuation
report
		111001-	Unit	Freestanding
867
		8117-	Townhouse	Unit
6702
i)	Freestanding, Residential and Semi-Detached property types are classified as a ‘House’ or ‘Dwelling’ security type;
ii)	Units and Villas are classified as a ‘Unit’ security type;
iii)	Townhouses are classified as either a ‘Unit’ or ‘House’ security type;
iv)	Detached Units are classified as a ‘House’.

A9. Regulated by UCCC/ NCC as per the “REGULATED (Y/N)” to the Confirmation of Approval;		No exceptions noted

A10. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE – BORROWER 1” to the Loan Application for all loans settled after 31 July 2011.

No exceptions noted

We note that for Loan ID 3013-11670 whilst the Loan Application confirms the borrower’s employment status as PAYG, as part of the Income Verification Procedures (Part D) the borrower was determined to be self-employed. Refer to Part D.1.

Part B – Eligibility criteria testing

For each loan in the sample we performed the following procedures:

Procedure Performed	Factual Finding

B1. Current LVR as per the Pool is not more than 95%	No exceptions noted

B2. The Mortgage Insurance Policy, where applicable, in respect of the selected loan:	One (1) exception noted:

i) expires on a date not before the maturity date of the loan (“MATURITY DATE” in the Pool);	Loan	Maturity	Expiry date
	ID	date of the	of the
ii) covers the original amount of the loan (“LOAN AMOUNT” in the Pool); and		loan as per	Mortgage
		Pool	Insurance
iii) the mortgage insurance document is contained in the security packet.			Policy
	3013-	23/10/2044	09/10/2044
78074
B3. Solicitors Compliance Certificate and, where applicable, Title Insurance Settlement Confirmation in respect of the elected loan is included in the security source documents or ocated on the Image Management system at RESIMAC.	No exceptions noted

B4. Days in arrears as per the “NO OF DAYS IN ARREARS” per the Pool agrees to the arrears’ reconciliation section on the MTS portal as at the date of the Pool.	No exceptions noted

B5. Current Balance as per “LOAN BALANCE” per the Pool agrees to the loan balance portal in MTS.	No exceptions noted

Part C - Valuation Procedures (applicable for loans settled after 1 June 2013)

For each of the relevant loans selected, we obtained the loan documentation and checked the following:

Procedure Performed		Factual Finding

C1. Checked that the valuation is not more than 3 months old at the date of settlement of the loan. Loan samples with a valuation report date greater than 3 months prior to settlement, for which necessary approval has been obtained from the Resimac Credit Department, are not reported as exceptions.		No exceptions noted

C2. Confirmed that the valuation has been provided in a standard API format which included the following:		No exceptions noted

13 loan files were subject to desktop valuations.
i)	Market value ‘as is’;
ii)	Rental Value;
iii)	Replacement Insurance Value;
iv)	Evidence of 3 recent sales.

The procedure has not been performed for desktop
valuations.

Part D - Income Verification Procedures

•	Procedures have not been performed on loans with a settlement date prior to 31 July 2011. One loan was settled prior to 31 July 2011.

•	Any sample asset designated as “Other” per the field “Employment Serviceability Type” in the Pool has been excluded for Procedures 1 – 3.

Five loans sample asset are designated as “Other” per the field “Employment Serviceability Type” in the Pool.

Procedure Performed		Factual Finding

D1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date on or after 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:

a.     Two of the three most recent payslips, or

b.    Three months statements from a financial institution showing regular salary credits;

c.     If none of the above documents are available, the following must be obtained for each applicant:

i)      One payslip; and

ii)     The latest PAYG Payment Summary

(Group Certificate) or Tax Assessment Notice

One (1) exception noted.

Loan ID 3013-11670 is designated as PAYG per the field Employment Serviceability Type in the Pool based on the loan application sighted in Part A.10. The sighted income verification documents do not meet the requirements outlined for PAYG, but would meet the requirements of D3 for self-employed borrowers.

D2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date prior to 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted

a.	Two of the three most recent payslips, or
b.	A letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment; and
c.	The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

D3. For any sample asset designated as Self Employed / or designated as CO (Company or Trust Borrower) (blank ones) as per the field Employment Serviceability Type in the Pool, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted
a.	Most recent Tax Assessment Notice; and
b.	Financial statements for 2 years

D4. Where an applicant has rental-based income noted on MTS Portal checked that one of the following income evidence can be sighted on the MTS Portal MTS Portal:		No exceptions noted

a.	Rental opinion from a real estate agent in the form of a letter for new purchases; or
b.	Rental statement from the managing agent; or
c.	Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements; or
d.	A taxation return showing declared income; or
e.	Rental opinion from a RESIMAC approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited; or
f.	If the property is vacant, RESIMAC will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

D5. Where an applicant has a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted

a.	Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement; or
b.	Child Support Agency letter to confirm the maintenance agreement.

D6. Where an applicant has a Centrelink Pension as noted on MTS Portal, checked that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.		No exceptions noted

Appendix B – List of Sample Assets Loan Numbers Selected from the Pool

Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID
1	9594-95	41	3013-16922	81	111001-1413	121	8433-3
2	5490-77	42	8117-7845	82	8117-8869	122	2811-71
3	8117-9868	43	36486-1	83	110-11	123	8117-6867
4	3013-12311	44	111001-106	84	3013-12427	124	6980-79
5	2737-329	45	8117-5552	85	8117-2019	125	8117-8902
6	8287-12	46	3013-15273	86	8117-10144	126	8117-8640
7	8117-2445	47	8117-4843	87	8346-3	127	35366-3
8	37881-2	48	8117-4476	88	1399-1448	128	39137-1
9	8183-281	49	8117-10150	89	8117-9438	129	8117-6640
10	3013-11953	50	8117-9477	90	8117-6435	130	10194-3
11	8117-3597	51	35819-1	91	1582-11	131	40323-1
12	1399-1127	52	3013-12823	92	8117-10938	132	3013-15870
13	8117-9048	53	8117-10786	93	359-192	133	6807-131
14	111001-465	54	8117-6605	94	8117-3840	134	8117-7228
15	3013-15789	55	34126-2	95	8117-5531	135	8117-4716
16	8117-9953	56	3013-10396	96	3013-441	136	8117-8392
17	10473-1	57	111001-494	97	31395-2	137	8117-4033
18	3013-11961	58	8117-11050	98	8117-10010	138	8117-2382
19	8117-2482	59	3013-14526	99	8117-7063	139	562-3
20	3013-17033	60	3504-130	100	216-105	140	8117-8560
21	142-15	61	9308-4	101 E	111001-867	141	6808-10
22	3013-8682	62	8712-31	102	2335-22	142	3013-16755
23	8117-10735	63	3013-15847	103	111001-1399	143	33832-9
24	3013-9986	64	1888-40	104	8117-8361	144	31866-1
25	8117-10010	65	8117-6939	105	111001-897	145	111001-247
26	37881-3	66	8117-10841	106	2334-17	146	8754-8
27	35948-4	67	3013-10135	107	111001-427	147	3013-12483
28	63-58	68	35474-2	108	33853-7	148 EE	3013-78074
29	3013-12694	69	38883-1	109	8117-7258	149	8117-10324
30	9583-3	70	35863-3	110	8117-5650	150	111001-340
31	8117-5104	71	3013-11779	111	8117-4203	151 E	8117-6702
32	8117-4346	72	7485-71	112	8117-3709	152	8117-10335
33	3013-16539	73	3596-7	113	8117-9262	153 E	3013-11670
34	1216-67	74	5207-25	114	4247-10
35	3013-12372	75	35664-1	115	8117-4581
36	111001-532	76	3013-12525	116	3013-78192
37	1312-55	77	1399-1306	117	3013-12279
38	8117-6155	78	3013-75546	118	111001-340
39 E	8117-288	79	2094-12027	119	3013-14273
40	5693-19	80	3013-9793	120	110-14

E exception noted